Spruce Power Announces Acquisition of Residential Solar Portfolio from NJR Clean Energy Ventures, Adding Nearly 9,800 Customers in New Jersey

-Deal Grows Spruce’s Home Solar Assets and Contracts by ~13% to ~85,000-

-Accelerates Operating Efficiencies to Enhance Customer Experience and Shareholder Value-

DENVER, COLORADO – Spruce Power Holding Corporation (NYSE: SPRU) (“Spruce” or the “Company”) today announced the acquisition of a residential solar portfolio from NJR Clean Energy Ventures (“CEV”), a subsidiary of New Jersey Resources Corporation (NYSE: NJR), for $132.5 million. The acquisition closed on November 22, 2024.

The acquired assets (“Spruce Power 5 Portfolio” or the “Portfolio”) consist of approximately 9,800 solar systems in New Jersey that were installed under a CEV residential solar program between 2010 to 2024. Solar systems underlying the Portfolio are supported by long-term lease agreements with homeowners, with an average remaining contract life of over 11 years. Spruce is entitled to the customer payment streams and renewable energy credit program incentives related to the Portfolio effective October 1st, 2024.

The acquisition of the Spruce Power 5 Portfolio meaningfully expands Spruce’s presence within New Jersey, now representing the Company’s second largest geographic presence with approximately 16,000 customers. During 2024, Spruce executed the roll-out of its first in-market field services organization in New Jersey. The Company expects to benefit from efficiencies on increased geographic density as it relates to customer service, ongoing operations and maintenance expenditures, and environmental commodity market opportunities.

“This is an exciting acquisition that provides immediate positive impact to Spruce’s financial and strategic outlook through continued scaling of our ownership of home solar assets and contracts,” said Chris Hayes, Chief Executive Officer of Spruce. “We are proud that this acquisition solidifies Spruce as a leading provider of residential solar energy in New Jersey. Over the past decade, the NJR CEV team has built an impressive portfolio of high-quality residential solar systems and cultivated a strong customer base. We look forward to continuing their commitment to safety, the environment and customer service in the state of New Jersey.”

Spruce funded the acquisition purchase price with $22.7 million of cash on hand and proceeds from a new debt facility. In conjunction with the acquisition, Spruce closed on a $109.8 million debt facility (the “SP5 Facility”) provided by Santander. The SP5 Facility collateral pool consists of the cash flow streams from the acquired lease contracts and certain related renewable energy credit incentive payments, and the facility is non-recourse to the Company.

While the Company is not updating its full-year 2024 financial guidance as issued on November 13, 2024, the transaction is expected to have an immediate accretive financial impact, delivering strong initial cash-on-cash yield. In evaluating acquisition opportunities, the Company’s management considers levered cash flows as a key investment criterion, believing it offers a clear measure of the cash returns available to Spruce and its equity holders. The Company defines levered cash flows as the cash flows available after servicing project-level, non-recourse debt, including both interest and principal payments. The Company currently expects the Spruce Power 5 Portfolio to generate levered cash flows of approximately $7.0 million for the twelve months ended September 30, 2025. Over the three fiscal years from 2025 to 2027, the Company currently expects the Spruce Power 5 Portfolio to generate cumulative levered cash flows of approximately $22.0 million.

About Spruce Power

Spruce Power Holding Corporation (NYSE: SPRU) is a leading owner and operator of distributed solar energy assets across the United States. We provide subscription-based services that make it easy for homeowners to benefit from rooftop solar power and battery storage. Our power as-a-service model allows consumers to access new technology without making a significant upfront investment or incurring maintenance costs. Our company owns the cash flows from approximately 85,000 home solar assets and contracts across the United States. For additional information, please visit www.sprucepower.com.

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and rules promulgated thereunder. Forward-looking statements generally are characterized by the use of qualified words (and their derivatives) such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements in this release include statements regarding the Company’s financial outlook including the expected financial impact of the acquisition and expectations for future levered cash flows, expectations regarding efficiencies, and the Company's prospects for long-term growth in revenues, cash flows and earnings. These statements are based on various assumptions, whether or not identified in this press release and on the current expectations of management, all of which management believes are reasonable within the bounds of management’s existing knowledge about the Company’s business and operations. These statements are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by forward-looking statements, including but not limited to: expectations regarding the growth of the solar industry and home electrification; the ability to identify and complete future acquisitions; our ability to successfully integrate acquisitions; the ability to develop and market new products and services; the effects of pending and future legislation; the highly competitive nature of the Company’s business and markets; the ability to execute on and consummate business plans in anticipated time frames; litigation, complaints, product liability claims, government investigations and/or adverse publicity; cost increases or shortages in the materials necessary to support the Company’s products and services; the introduction of new technologies; the impact of natural disasters and other events beyond our control, such as hurricanes, wildfires or pandemics, on the Company’s business, results of operations, financial condition, regulatory compliance and customer experience; privacy and data protection laws, privacy or data breaches, or the loss of data; general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the availability of capital, including the availability and cost of borrowings; and the other risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 9, 2024, subsequent Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC in the future. These factors are not necessarily all of the factors that could cause the Company’s actual results to materially differ from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, could also harm the Company’s results.

If any of these risks, or other unknown or unpredictable risks, materialize or our assumptions prove incorrect, actual results or the timing thereof could differ materially from the results expressed in or implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof and the Company undertakes no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. Investors are cautioned not to rely too heavily on any forward-looking statements, and investors are urged to consider all risks, uncertainties and other factors in evaluating any forward-looking statement made by the Company.

For More Information

Investor Contact: investors@sprucepower.com
Head of Investor Relations: Bronson Fleig

Media Contact: publicrelations@sprucepower.com